LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED MAY 23, 2013

TO THE SUMMARY PROSPECTUS DATED DECEMBER 28, 2012 OF

CLEARBRIDGE AGGRESSIVE GROWTH FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated December 28, 2012 and as may be amended or further supplemented, the fund’s statement of additional information, dated December 28, 2012, as supplemented on May 23, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated August 31, 2012, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

CBAX015538